Net Realised Gains on Financial Assets (Tables)	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Summary of Net Realised Gains on Financial Assets

	For the year ended 31 December
	2018	2017	2016
	RMB million	RMB million	RMB million
Debt securities
Realised gains	399	(9)	189
Impairment	(42)	(114)	(143)

Subtotal	357	(123)	46

Equity securities
Realised gains	(11,785)	2,808	8,505
Impairment	(8,163)	(2,643)	(2,513)

Subtotal	(19,948)	165	5,992

Total	(19,591)	42	6,038